NOTICE OF GUARANTEED DELIVERY
                           MILLENIUM SEACARRIERS, INC.

OAKMONT SHIPPING & TRADING LIMITED                   MILLENIUM II, INC.
RAPID OCEAN CARRIERS INC.                            MILLENIUM III, INC.
IVY NAVIGATION LTD.                                  MILLENIUM IV, INC.
TOPSCALE SHIPPING COMPANY LIMITED                    MILLENIUM V, INC.
CONIFER SHIPPING COMPANY LIMITED                     MILLENIUM VI, INC.
MILLENIUM ALEKSANDER, INC.                           MILLENIUM VII, INC.
MILLENIUM ELMAR, INC.                                MILLENIUM YAMA, INC.
MILLENIUM AMETHYST, INC.                             MILLENIUM MAJESTIC, INC.

                                  for Tender of
                 12% First Priority Ship Mortgage Notes due 2005
                      (including those in book-entry form)

       This form or a facsimile hereof must be used by a holder of the 12% First Priority Ship Mortgage Notes due 2005 of Millenium Seacarriers, Inc., Oakmont Shipping & Trading Limited, Millenium II, Inc., Rapid Ocean Carriers Inc., Millenium III, Inc., Ivy Navigation Ltd., Millenium IV, Inc., Topscale Shipping Company Limited, Millenium V, Inc., Conifer Shipping Company Limited, Millenium VI, Inc., Millenium Aleksander, Inc., Millenium VII, Inc., Millenium Elmar, Inc., Millenium Yama, Inc., Millenium Amethyst, Inc., and Millenium Majestic, Inc. (the "Existing Notes"), who wishes to tender Existing Notes to The First National Bank of Maryland, as Exchange Agent (the "Exchange Agent"), pursuant to the guaranteed delivery procedures described in "The Exchange Offer-Guaranteed Delivery Procedures" of the Prospectus, dated ____________, 1998 (the "Prospectus"), relating to the offer by Millenium Seacarriers, Inc., Oakmont Shipping & Trading Limited, Millenium II, Inc., Rapid Ocean Carriers Inc., Millenium III, Inc., Ivy Navigation Ltd., Millenium IV, Inc., Topscale Shipping Company Limited, Millenium V, Inc., Conifer Shipping Company Limited, Millenium VI, Inc., Millenium Aleksander, Inc., Millenium VII, Inc., Millenium Elmar, Inc., Millenium Yama, Inc., Millenium Amethyst, Inc., and Millenium Majestic, Inc. (collectively, the "Company") to exchange the 12% First Priority Ship Mortgage Notes due 2005 that have been registered under the Securities Act of 1933, as amended, for Existing Notes, and in Instruction 2 to the related Letter of Transmittal. Any holder who wishes to tender Existing Notes pursuant to such guaranteed delivery procedures must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on ________ __, 1998, or such later date and time to which the Exchange Offer may be extended (the "Expiration Date"). This form, properly completed and executed, may be delivered by hand, mail or facsimile transmission to the Exchange Agent. In addition, in order to utilize the guaranteed delivery procedures to tender Existing Notes pursuant to the Exchange Offer, tender must be made through an Eligible Institution and a properly completed and duly executed Notice of Guaranteed Delivery must be received prior to the Expiration Date. Thereafter, a properly completed and executed Letter of Transmittal (or facsimile thereof) and certificate(s) representing all tendered Existing Notes (or a confirmation of book-entry transfer of such Existing Notes into the Exchange Agent's account at the Book-Entry Transfer Facility) and all other documents required by the Letter of Transmittal must be received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date. Capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Prospectus or the Letter of Transmittal.

                     To The First National Bank of Maryland

   BY REGISTERED OR CERTIFIED MAIL:     BY HAND (UNTIL 4:00 P.M., NEW YORK TIME)
       25 South Charles Street                 110 South Paca Street
          Mail Code 101-591                     Mail Code 101-754
         Baltimore, MD 21201                  Baltimore, MD 21201
      Attention: Donald Hargadon            Attention: Nancy Lloyd

BY  OVERNIGHT MAIL OR COURIER, OR BY HAND       BY FACSIMILE (AFTER 4:00
          P.M., NEW YORK TIME)             (FOR ELIGIBLE INSTITUTIONS ONLY):
         110 South Paca Street
           Mail Code 101-754
          Baltimore, MD 21201                       (410) 613-3061
         Attention: Nancy Lloyd           Confirm by telephone (410) 613-3067

       DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

       This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

       The undersigned hereby tenders to the Company, in accordance with the Company's offer, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Existing Notes set forth below pursuant to the guaranteed delivery procedures described in the Prospectus and in Instruction 2 of the Letter of Transmittal.

Name(s) of registered holder(s):
                                                  (Please Type or Print)


Address:




Area Code and Telephone No.:

Principal Amount of Existing Notes Tendered:

Certificate Number(s) or Account
Number(s) at Book-Entry Facility
for Existing Notes (if available):

Aggregate Principal Amount
Represented by Existing Note(s):




       All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.



Signature of Holder(s):



Date:


       MUST BE SIGNED BY THE HOLDER(S) OF THE EXISTING NOTES AS THEIR NAME(S) APPEAR(S) ON CERTIFICATES OR BOOK-ENTRY ACCOUNTS FOR EXISTING NOTES OR ON A SECURITY POSITION LISTING, OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY ENDORSEMENT AND DOCUMENTS TRANSMITTED WITH THIS NOTICE OF GUARANTEED DELIVERY. IF SIGNATURE IS BY A TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, ATTORNEY-IN-FACT, OFFICER OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, SUCH PERSON MUST SET HIS OR HER FULL TITLE BELOW.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):





Capacity:

Address(es):





/_/             The Depository Trust Company
                (Check if Existing Notes will be tendered
                  by book-entry transfer)

Account Number: _______________________________________________

              THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED

                                    GUARANTEE
                    (Not to be used for signature guarantee)

       The undersigned, being a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an Eligible Guarantor Institution within the meaning of Rule 17 Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificates representing the Existing Notes being tendered hereby or confirmation of book-entry transfer of such Existing Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with the Letter of Transmittal (or facsimile thereof) properly completed and duly executed, with any required signature guarantees and any other required documents, all within five New York Stock Exchange trading days after the Expiration Date.



                                 (Name of Firm)


                             (Authorized Signature)


                                     (Name)


                                     (Title)


                                    (Address)


                                   (Zip Code)


                          (Area Code and Telephone No.)


Dated: _________________________


DO NOT SEND CERTIFICATES REPRESENTING EXISTING NOTES WITH THIS FORM. ACTUAL SURRENDER OF EXISTING NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A COMPLETED AND EXECUTED LETTER OF TRANSMITTAL.